UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 17, 2020

ACASTI PHARMA INC.
(Exact Name of Registrant as Specified in Charter)

QUEBEC, CANADA	001-35776	98-1359336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

545 Promenade du Centropolis Suite 100 Laval, Québec Canada H7T 0A3
(Address of Principal Executive Offices) (Zip Code)

450-686-4555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ACST	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 7.01. Regulation FD Disclosure.

On April 20, 2020, Acasti Pharma Inc. (the “Company”) issued a press release announcing that the Company has received a Notice of Allowance for its second composition matter patent to be awarded by the Canadian Intellectual Property Office. This new patent expands the Company’s existing claims to include any composition containing EPA and DHA, where at least 50% of the composition consists of phospholipids. On April 20, 2020, this press release was filed with the Canadian securities regulatory authorities in Canada on the System for Electronic Document Analysis and Retrieval. A copy of this press release is attached as Exhibit 99.1 hereto.

The information provided under this Item (including Exhibit 99.1, attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On April 17, 2020 the Company was informed that Nasdaq Stock Market LLC (“Nasdaq”) has granted temporary regulatory relief related to its minimum bid price requirement due to the COVID-19 pandemic for all Nasdaq listed companies.

The Company had previously received a written notification from the Nasdaq Listing Qualifications Department for failing to maintain a minimum bid price of U.S.$1.00 per share for the last 30 consecutive business days, as required by Nasdaq Listing Rule 5550(a)(2) – bid price (the “Minimum Bid Price Rule”). As a result of the announced regulatory relief, the Company now has until at least November 9, 2020 to regain compliance. If at any time over this period the bid price of the Company’s shares closes at U.S.$1.00 per share or more for a minimum of ten (10) consecutive business days, Nasdaq will provide written confirmation of compliance and the matter will be closed.
If the Company does not regain compliance by November 9, 2020, but otherwise meets the continued listing requirements for market value of publicly-held shares and all other initial listing standards for the Nasdaq Listing Rule 5505 – Capital Market criteria, except for the Minimum Bid Price Rule, the Company may be eligible for an additional 180 calendar days to regain compliance. If the Company is not granted additional time, then its shares will be subject to delisting, at which time the Company may appeal the delisting determination to a Nasdaq Hearings Panel.

The Company intends to evaluate all available options to resolve the deficiency and regain compliance with the Minimum Bid Price Rule on or before November 9, 2020.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 20, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACASTI PHARMA INC.

Date: April 20, 2020	By:	/s/ Jan D'Alvise
Jan D'Alvise
Chief Executive Officer